Loomis Sayles Small Cap Growth Fund

Supplement dated August 29, 2012 to the Loomis Sayles Small Cap Growth Fund Summary Prospectus and the Loomis Sayles Retail Equity Funds Prospectus, each dated February 1, 2012, as may be revised and supplemented from time to time.

The section of the Prospectus entitled “How to Purchase Shares” is supplemented with the following:

In order to preserve the investment team’s strategy and remain agile in the small cap universe of stocks, the Loomis Sayles Small Cap Growth Fund will be closed to new investors at the close of business, effective September 14, 2012.

The Loomis Sayles Small Cap Growth Fund will remain open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Fund will not be added to any future employee benefit platforms. Employee benefit plans may be permitted to invest in the Fund if they have started the process of adding the Fund as an investment option based on discussions with Loomis Sayles or the Distributor prior to September 14, 2012 and if the plan is funded by December 31, 2012.

Independent investment advisors, as well as registered representatives associated with broker/dealer firms whose clients hold existing accounts in the Loomis Sayles Small Cap Growth Fund, will be allowed to add assets for their existing client accounts. Clients of independent investment advisors and registered representatives who do not have an existing account in the Fund prior to September 14, 2012 will be not be permitted to open new accounts.